Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Medwave, Inc. (the “Company”) on Form 10-K for the period ending September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Frank A. Katarow, Chief Executive Officer (interim) of the Company, and Ramon L. Burton, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: January 16, 2007

/s/ Frank A. Katarow Frank A. Katarow
Chief Executive Officer (interim)
(Principal Executive Officer)

/s/ Ramon L. Burton Ramon L. Burton
Chief Financial Officer
(Principal Financial and Accounting Officer)